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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 4, 2007

                           GLOBAL RESOURCE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          Nevada                     000-50944                   84-1565820
-----------------------------   ----------------------      -------------------
(State or Other Jurisdiction   (Commission file Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

         408 Bloomfield Drive, Unite # 3, West Berlin, New Jersey 08091
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (856) 767-5661
                                                          ---------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 1 REGISTRANT'S BUSINESS AND OPERATIONS ITEM

1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 4, 2007, in connection with the employment of Mr. Jeff T. Kimberly by the Registrant, Mr. Kimberly and the Registrant executed a term sheet outlining the terms of his employment. The Board of Directors of the Registrant approved the term sheet on February 7, 2008. The Registrant expects the parties to enter into a definitive employment agreement by the end of fiscal 2008. Mr. Kimberly commenced his employment under the term sheet on February 11, 2008.

The initial term of employment under the term sheet is five years.

In connection with his execution of the term sheet for his employment, Mr. Kimberly will receive a signing bonus consisting of $100,000.

Under the terms of his employment, Mr. Kimberly will receive a base salary of $200,000 per annum which will be increased to $225,000 on August 11, 2008, which is the sixth month anniversary of his start date on February 11, 2008. In addition to his base salary, Mr. Kimberly is eligible to receive a yearly performance bonus to be paid in shares of the Registrant's common stock issued under the Global Resource Corporation 2008 Employees Compensation Plan. The annual bonus to which Mr. Kimberly will be eligible is as follows:

  (a)      up to 50,000 shares for fiscal 2008;
  (b)      up to 40,000 shares for fiscal 2009;
  (c)      up to 35,000 shares for fiscal 2010;
  (d)      up to 35,000 shares for fiscal 2011; and
  (e)      up to 35,000 shares for fiscal 2012.

The number of shares to be issued for each bonus and the performance criteria for such bonus will be established by the Registrant's Board of Directors.

During the two year period commencing February 11, 2008, the Registrant will make monthly car payments to Mr. Kimberly in the amount of $509.88 (which is the monthly car payment for Mr. Kimberly's current automobile). At the end of such two year period, the Company will pay to Mr. Kimberly the amount equal to (a) the balance of his auto loan for his current automobile and (b) the amounts paid for such auto loan by Mr. Kimberly prior to February 11, 2008.

The Registrant will also pay Mr. Kimberly a relocation package which consists of
(i) the cost of a moving company to pack and move Mr. Kimberly's household to New Jersey, (ii) temporary housing costs until Mr. Kimberly acquires a home in New Jersey and (iii) the expense for travel to and from Illinois on weekends until Mr. Kimberly's family has moved to New Jersey.

Mr. Kimberly will be provided with medical, dental, group life and long term disability insurance [through the Registrant's existing group policies.] Mr. Kimberly will be eligible for paid holidays and three weeks paid vacation per year.

If Mr. Kimberly terminates his employment at any time prior to the end of the five year term, he will receive (1) prior annual bonuses that were earned but not yet paid as of the date of his resignation and (2) accrued but unpaid salary through the effective date of his resignation along with any outstanding travel or entertainment expenses.

If the Registrant terminates Mr. Kimberly's employment prior to the end of the five year term, the Registrant will continue to pay Mr. Kimberly his base salary then in effect and provide medical insurance until the earlier of (i) the first anniversary of the effective date of the termination by the Registrant or (ii) Mr. Kimberly acceptance of employment with another company. Mr. Kimberly will also be entitled to any annual bonus earned but not yet paid prior to the Company's termination of his employment (which may include a bonus that was earned in the year of such termination).

Mr. Kimberly is not entitled to any severance in the event his employment is terminated in connection with a change in control of the Registrant.


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 7, 2008, the Registrant's Board of Directors approved the employment of Jeffrey T. Kimberly as the Registrant's Chief Operating Officer effective as of that date. As Chief Operating Officer, Mr. Kimberly will be responsible for the Registrant's production, sales and administrative operations Mr. Kimberly commenced his employment with the Registrant on February 11, 2008. The Registrant expects the parties to enter into a definitive employment agreement by the end of fiscal 2008.

Mr. Kimberly has over 27 years experience in the machine tool industry. From September 2006 to January 2008, Mr. Kimberly served as President of Ingersoll Productions Systems, a custom engineer and manufacturer of high quality production machinery and a subsidiary of the Dalian Tool Machine Group Co., Ltd. Previously at Ingersoll Production Systems, Mr. Kimberly served as the Director of Planning and Process Control (January 2006 to September 2006) and as the Director of Project and Materials (2002 to July 2005). From July 2005 to January 2006, Mr. Kimberly served as the Senior Project Manager and Master Scheduler at ITT Pure-Flo MPC, a manufacturer of process systems (single-purpose systems - containing pumps, valves, pressure vessels and instrumentation) primarily for biopharmaceutical and pharmaceutical companies. From 1981 to 2002, Mr. Kimberly served in various capacities at Ingersoll Milling Machine Co., including Process Control Manager (1999 - 2002), Project Manager (1997 - 1999) and Sales & Simultaneous Engineering Project Manager (1990 - 1997). Mr. Kimberly's educational background includes training in mechanical design and machine shop and assembly floor manufacturing.

        On November 4, 2007, Mr. Kimberly entered into a term sheet regarding his employment pursuant to which Mr. Kimberly will receive compensation. The terms of his employment is described in Item 1.01 of this Current Report and is incorporated in this Item 5.02 as if set forth in full herein.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 27th day of February 2008.

                                         GLOBAL RESOURCE CORPORATION


                                         By:  /s/  Jeffrey Andrews
                                             -----------------------------------
                                                Name: Jeffrey Andrews
                                                Title:  Chief Financial Officer